                                                                   EXHIBIT 99-29

                         SEMIANNUAL SERVICER CERTIFICATE
                             AS OF FEBRUARY 28, 2003


Pursuant to Section 4.01(d)(iii) of the Securitization Property Servicing Agreement, dated as of March 9, 2001 (the "Agreement"), between The Detroit Edison Company, as servicer and The Detroit Edison Securitization Funding LLC, the Servicer does hereby certify, for the current Payment Date, as follows:
Capitalized terms used herein have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections of the Agreement.

1. ESTIMATED SB CHARGE PAYMENTS AND AGGREGATE AMOUNTS AVAILABLE FOR THE CURRENT PAYMENT DATE:

     i.    Amount Remitted -- September 2002                                                       $  21,418,940
     ii.   Amount Remitted -- October 2002                                                            20,593,375
     iii.  Amount Remitted -- November 2002                                                           17,158,840
     iv.   Amount Remitted -- December 2002                                                           18,258,279
     v.    Amount Remitted -- January 2003                                                            14,807,051
     vi.   Amount Remitted -- February 2003                                                           13,658,103
                                                                                                   -------------
     vii.  Total Amount Remitted for this Period (sum of i. through vi. above)                     $ 105,894,588
     viii. Net Earnings on Collection Account (accrued August 2002 thru January 31, 2003)                733,619
     ix.   Expenses Paid to Date (August 2002 thru January 31, 2003)                                      79,257
                                                                                                   -------------
     x.    General Subaccount Balance (sum of vii. and viii. above minus ix.)                      $ 106,548,950
     xi.   Reserve Subaccount Balance (includes transfers from the Issuance Cost Account)              7,371,031
     xii.  Overcollateralization Subaccount Balance                                                      937,500
     xiii. Capital Subaccount Balance                                                                  8,750,000
                                                                                                   -------------
     xiv.  Collection Account Balance (sum of x. through xiii. above)                              $ 123,607,481
                                                                                                   =============


2.   OUTSTANDING PRINCIPAL BALANCE AS OF PRIOR PAYMENT DATE BY TRANCHE:

     i.    Class A-1 Principal Balance Outstanding Securitization Bond                           $    47,753,889
     ii.   Class A-2 Principal Balance Outstanding Securitization Bond                               179,037,815
     iii.  Class A-3 Principal Balance Outstanding Securitization Bond                               322,791,421
     iv.   Class A-4 Principal Balance Outstanding Securitization Bond                               406,722,416
     v.    Class A-5 Principal Balance Outstanding Securitization Bond                               326,236,780
     vi.   Class A-6 Principal Balance Outstanding Securitization Bond                               390,671,263
                                                                                                 ---------------
     vii.  Total Securitization Bond Principal Balance                                           $ 1,673,213,584
                                                                                                 ===============

3.   REQUIRED FUNDING/PAYMENTS AS OF CURRENT PAYMENT DATE:

     A)  PROJECTED PRINCIPAL BALANCES AND PAYMENTS

                                                                          Projected
                                                                      Principal Balance             Principal Due
                                                                      -----------------             -------------
         i.   Class A-1 Securitization Bond                           $              0              $ 47,753,889
         ii.  Class A-2 Securitization Bond                                179,037,815                         0
         iii. Class A-3 Securitization Bond                                322,791,421                         0
         iv.  Class A-4 Securitization Bond                                406,722,416                         0
         v.   Class A-5 Securitization Bond                                326,236,780                         0
         vi.  Class A-6 Securitization Bond                                390,671,263                         0
                                                                       ---------------              ------------
         vii. Total Required Principal Amount                          $ 1,625,459,695              $ 47,753,889
                                                                       ===============              ============

     B)  REQUIRED INTEREST PAYMENTS

                                                           Securitization         Days in
                                                                Bond             Applicable
                                                           Interest Rate          Period             Interest Due
                                                           --------------         -------            ------------
         i.   Class A-1 Securitization Bond                     5.180%              180            $   1,236,826
         ii.  Class A-2 Securitization Bond                     5.510%              180                4,932,492
         iii. Class A-3 Securitization Bond                     5.875%              180                9,481,998
         iv.  Class A-4 Securitization Bond                     6.190%              180               12,588,059
         v.   Class A-5 Securitization Bond                     6.420%              180               10,472,201
         vi.  Class A-6 Securitization Bond                     6.620%              180               12,931,219
                                                                                                   -------------
         vii. Total Required Interest Amount                                                       $  51,642,795
                                                                                                   =============


     C)  PROJECTED SUBACCOUNT PAYMENTS AND LEVELS


             Subaccount                                               Projected Level            Funding Required
             ----------                                               ---------------            ----------------
         i.   Capital Subaccount                                      $   8,750,000               $           0
         ii.  Overcollateralization Subaccount                            1,250,000                     312,500
                                                                      -------------               -------------
         iii. Total Subaccount Payments and Levels                    $  10,000,000               $     312,500
                                                                      =============               =============


4.   ALLOCATION OF REMITTANCES AS OF CURRENT PAYMENT DATE PURSUANT TO SECTION
     8.02 OF INDENTURE:

     A)  SEMIANNUAL EXPENSES

              Net Expense Amount (Payable on current Payment Date)
         i.   Trustee Fees and Expenses                                                            $         0
         ii.  Semiannual Total of Servicing Fee                                                        437,500
         iii. Semiannual Administration Fee                                                            125,000
         iv.  Operating Expenses (subject to $100,000 cap)                                                   0
                                                                                                   -----------
          V.  Total Expenses                                                                       $   562,500
                                                                                                   ===========

     B)  SEMIANNUAL INTEREST


                                                                                                  Aggregate
                                                                                                  ---------
         i.   Class A-1 Securitization Bond                                                   $    1,236,826
         ii.  Class A-2 Securitization Bond                                                        4,932,492
         iii  Class A-3 Securitization Bond                                                        9,481,998
         iv.  Class A-4 Securitization Bond                                                       12,588,059
         v.   Class A-5 Securitization Bond                                                       10,472,201
         vi.  Class A-6 Securitization Bond                                                       12,931,219
                                                                                              --------------
         vii. Total Semiannual Interest                                                       $   51,642,795
                                                                                              ==============

     C)  SEMIANNUAL PRINCIPAL

                                                                                                  Aggregate
                                                                                                  ---------
         i.   Class A-1 Securitization Bond                                                   $   47,753,889
         ii.  Class A-2 Securitization Bond                                                                0
         iii  Class A-3 Securitization Bond                                                                0
         iv.  Class A-4 Securitization Bond                                                                0
         v.   Class A-5 Securitization Bond                                                                0
         vi.  Class A-6 Securitization Bond                                                                0
                                                                                              --------------
         vii. Total Semiannual Principal                                                      $   47,753,889
                                                                                              ==============

     D)  OTHER PAYMENTS

         i.   Operating Expenses (in excess of $100,000)                                      $            0
         ii.  Funding of Series Capital Subaccount (to required amount)                                    0
         iii. Funding of Series Overcollateralization Subaccount (to required level)                 312,500
         iv.  Deposits to Reserve Subaccount                                                       6,277,267


5. OUTSTANDING PRINCIPAL BALANCE AND COLLECTION ACCOUNT BALANCE AS OF CURRENT PAYMENT DATE (AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH DISTRIBUTION DATE):

     A)  PRINCIPAL BALANCE OUTSTANDING:


         i.   Class A-1 Principal Balance Outstanding Securitization Bond                    $             0
         ii.  Class A-2 Principal Balance Outstanding Securitization Bond                        179,037,815
         iii. Class A-3 Principal Balance Outstanding Securitization Bond                        322,791,421
         iv.  Class A-4 Principal Balance Outstanding Securitization Bond                        406,722,416
         v.   Class A-5 Principal Balance Outstanding Securitization Bond                        326,236,780
         vi.  Class A-6 Principal Balance Outstanding Securitization Bond                        390,671,263
                                                                                             ---------------
         vii. Total Securitization Bond Principal Balance                                    $ 1,625,459,695
                                                                                             ===============


     B)  COLLECTION ACCOUNT BALANCES OUTSTANDING:

         i.   Series Capital Subaccount                                                        $   8,750,000
         ii.  Series Overcollateralization Subaccount                                              1,250,000
         iii. Reserve Subaccount                                                                  13,648,298
                                                                                               -------------
         iv.  Total Subaccount Amount                                                          $  23,648,298
                                                                                               =============

6.   SUBACCOUNT BALANCES AS OF CURRENT PAYMENT DATE (IF APPLICABLE, PURSUANT TO
     SECTION 8.02 OF INDENTURE):

     i.    Series Capital Subaccount                                                           $     8,750,000
     ii.   Series Overcollateralization Subaccount                                                   1,250,000
     iii.  Reserve Subaccount                                                                       13,648,298
                                                                                               ---------------
     iv.   Total Subaccount Balances                                                           $    23,648,298
                                                                                               ===============


7. SHORTFALLS IN INTEREST AND PRINCIPAL PAYMENTS AS OF CURRENT PAYMENT DATE (IF APPLICABLE):

     A)  SEMIANNUAL INTEREST SHORTFALL


         i.    Class A-1 Securitization Bond                                                   $             0
         ii.   Class A-2 Securitization Bond                                                                 0
         iii.  Class A-3 Securitization Bond                                                                 0
         iv.   Class A-4 Securitization Bond                                                                 0
         v.    Class A-5 Securitization Bond                                                                 0
         vi.   Class A-6 Securitization Bond                                                                 0
                                                                                               ---------------
         vii.  Total Semiannual Interest Shortfall                                             $             0
                                                                                               ===============


     B)  SEMIANNUAL PRINCIPAL SHORTFALL

         i.    Class A-1 Securitization Bond                                                    $            0
         ii.   Class A-2 Securitization Bond                                                                 0
         iii.  Class A-3 Securitization Bond                                                                 0
         iv.   Class A-4 Securitization Bond                                                                 0
         v.    Class A-5 Securitization Bond                                                                 0
         vi.   Class A-6 Securitization Bond                                                                 0
                                                                                               ---------------
         vii.  Total Semiannual Principal Shortfall                                            $             0
                                                                                               ===============

8.   SHORTFALLS IN REQUIRED SUBACCOUNT LEVELS AS OF CURRENT DISTRIBUTION DATE:

     i.    Series Capital Subaccount                                                           $             0
     ii.   Series Overcollateralization Subaccount                                                           0
                                                                                               ---------------
     iii.  Total Subaccount Shortfalls                                                         $             0
                                                                                               ===============



IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Semiannual Servicer Certificate this 28th day of February 2003.
                                       THE DETROIT EDISON COMPANY, as Servicer



                                       By: /s/ MICHAEL G. VANHAERENTS
                                       ------------------------------

                                       Name: Michael G. VanHaerents
                                       Title: Manager, Revenue Requirements